PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2020
PROPERTY AND EQUIPMENT, NET
NOTE 7 - PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consist of the following:

	December 31, 2020	December 31, 2019
Office equipment and furniture	$8,128	$27,941
Electronic equipment	94,335	87,176
Transportation vehicles	232,957	218,147
Leasehold improvement	-	46,128
Subtotal	335,420	379,392
Less: accumulated depreciation	(286,272)	(301,610)
Property and equipment, net	$49,148	$77,782

Depreciation expense was $15,891, $40,038 and $45,347 for the years ended December 31, 2020, 2019 and 2018, respectively. In June 2020, China Liberal Beijing relocated its headquarters office to a new location for an efficient space. In connection with the office relocation, the Company disposed certain fully depreciated office equipment and furniture and leasehold improvement associated with the old office lease. The Company recognized a loss of $37,468 from such disposal.